EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Pamela S. Schutz, as President and Chief Executive Officer of GE Life and Annuity Assurance Company (the “Company”) certify, pursuant to 18 U.S.C. § 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1)	the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the “Report”), filed with the U. S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2005

/s/ PAMELA S. SCHUTZ
Pamela S. Schutz
President and Chief Executive Officer

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, J. Kevin Helmintoller, as Senior Vice President and Chief Financial Officer of GE Life and Annuity Assurance Company (the “Company”) certify, pursuant to 18 U.S.C. § 1350 (as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1)	the accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the “Report”), filed with the U. S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2005

/s/ J. KEVIN HELMINTOLLER
J. Kevin Helmintoller
Senior Vice President and Chief Financial Officer